SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 4, 2005

MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        88 Royal Little Drive, Providence, RI  02904

 (Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5104

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

Item 1.02

Termination of Material Definitive Agreement

Item 3.02

Unregistered Sales of Equity Securities

Background.   As previously reported on a Current Report on Form 8-K filed with the SEC on October 7, 2005 (SEC File # 000-27023) (the "Initial 8-K"), on October 4, 2005, we entered into an agreement with our majority owned subsidiary, Technest Holdings, Inc., or Technest, and four institutional investors which are holders of our and Technest’s securities.  In connection with that agreement, we entered into exchange agreements (the "Exchange Agreements") with two of our investors wherein we exchanged shares of our Series D Convertible Preferred Stock for shares of Technest’s Series B Convertible Preferred Stock.  Copies of these agreements were filed as attachments to that current report on Form 8-K as Exhibits 10.1, 10.3 and 10.4 respectively and are incorporated by reference herein.

Purpose of this Amendment.    This current report on Form 8-K/A is being filed to amend the Initial 8-K to correct a clerical error regarding the number of shares of our Series D Preferred Stock that were issued to Southridge Partners, LP ("Southridge") pursuant to the Exchange Agreement.  In the Initial 8-K,we reported that pursuant to the Exchange Agreement with Southridge, we issued 1,750 shares of our Series D Convertible Preferred Stock to Southridge.  The correct number of shares of our Series D Convertible Preferred Stock issued to Southridge pursuant to the Exchange Agreement is 1,500.

Exchange Agreements

Concurrently with the execution of the October 4 Agreement, we entered into definitive exchange agreements with Southridge Partners, LP and Southshore Capital Fund, Ltd. pursuant to which we exchanged an aggregate of 402,293 shares of Technest Series B preferred stock (convertible as of October 4, 2005 into 36,966,677 shares of Markland common stock) for 1,750 shares of our Series D preferred stock (convertible into 67,808,413 shares of Markland common stock as of October 4, 2005).  The forms of exchange agreements with each investor are filed as exhibits to this current report on Form 8-K as Exhibits 10.3 and 10.4, and are hereby incorporated into this current report on Form 8-K by reference.

The following table illustrates the number of shares of Markland Series D preferred stock received by each of the investors in exchange for their holdings in Technest Series B preferred stock.

Investors	Number of Shares of Technest Series B preferred stock held prior to the Exchange	Number of Shares of Markland Common Stock issuable upon conversion of Technest Series B preferred stock	Number of Shares of Markland Series D preferred stock received pursuant to the Exchange Agreement	Number of Shares of Markland Common Stock issuable upon conversion of Markland Series D preferred stock
Southshore Capital Fund, Ltd.	57,466	5,277,769	250	9,616,919
Southridge Partners, LP	344,827	31,688,908	1,500	58,191,494

After giving effect to the exchanges described above, there are no longer any shares of Technest Series B preferred stock outstanding.  This transaction was not registered under the Securities Act, but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were sold only to "accredited investors" within the meaning of Rule 501 of Regulation D.

As incentive to enter into the exchange agreements, we have granted Southshore Capital Fund, Ltd. and Southridge Partners, LP the right to include the shares of common stock underlying the conversion of our Series D preferred stock, issued pursuant to the exchange agreements, in the resale registration statement to be filed in connection with the private equity line with Brittany Capital Management, Ltd., discussed above.

Terms and Conditions of Markland Series D Preferred Stock.

Markland Series D preferred stock has a stated value of $1,000 per share and is convertible at the option of the stockholder at any time. However, the Series D preferred stock can be converted only to the extent that the Series D stockholder will not, as a result of the conversion, hold in excess of 9.999% of the total outstanding shares of our common stock at any given point in time.  The number of shares of our common stock into which each share of Series D preferred stock is convertible is determined by dividing $1,000 by the discounted bid price. The "discounted" bid price is the average closing bid price of our common stock during the five business days immediately preceding the conversion date multiplied by the applicable discount factor, as set forth below.

Average Closing Bid Price (1)

Discount Factor

$15.00 or less

80%

more than $15.00, but less than or equal to $30.00

75%

more than $30.00, but less than or equal to $45.00

70%

more than $45.00

65%

__________

(1)  After an adjustment for a 1-for-60 reverse stock split effective October 27, 2003.

We have the right to redeem any outstanding shares of our Series D preferred stock at any time. The redemption price per share is equal to $1,000 multiplied by 135%. Our Series D preferred stock is convertible, even after we have provided a notice of redemption, until the Series D security holder has received full cash payment for the shares we are redeeming.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs, the Series D preferred stock will be treated as senior to all preferred stock and our common stock. If, upon any winding up of our affairs, our assets available to pay the holders of Series D preferred stock are not sufficient to permit the payment in full, then all our assets will be distributed to those holders on a pro rata basis.

Prior Relationships with Investors

Southridge Partners, LP was an investor in our November 9, 2004 private placement, described in our current report on Form 8-K filed with the SEC on November 15, 2004.  Additionally, Southridge Partners, LP was an investor in our February 14, 2005 transaction pursuant to which Markland acquired a controlling interest in Technest as described in our current report on Form 8-K filed with the SEC on February 15, 2005.

Southshore Capital Partners Ltd. was an investor in our February 14, 2005 transaction pursuant to which Markland acquired a controlling interest in Technest and described in our current report on Form 8-K filed with the SEC on February 15, 2005.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description	Filed with this 8-K	Incorporated by reference
			Form	Filing Date	Exhibit No.
10.1	Agreement relating to Certain Securities Issued by Markland Technologies, Inc. and Technest Holdings, Inc. dated October 4, 2005 by and among James LLC, Southridge Partners, LP, Southshore Capital Fund, Ltd., Greenfield Capital Partners LLC, Markland Technologies, Inc. and Technest Holdings, Inc.		8-K	October 7, 2005	10.1
10.2	Form of Exchange Agreement dated October 4, 2005 between Markland Technologies, Inc. and Southridge Partners, LP.		8-K	October 7, 2005	10.3
10.3	Form of Exchange Agreement dated October 4, 2005 between Markland Technologies, Inc. and Southshore Capital Fund, Ltd. Filed herewith.		8-K	October 7, 2005	10.4
10.4	Amended Form of Exchange Agreement dated October 4, 2005 between Markland Technologies, Inc. and Southridge Partners, LP.	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

By:     /s/ Gino M. Pereira

Gino M. Pereira

Chief Financial Officer

Date:  October 13, 2005

EXHIBIT INDEX

Exhibit No.	Description	Filed with this 8-K	Incorporated by reference
			Form	Filing Date	Exhibit No.
10.1	Agreement relating to Certain Securities Issued by Markland Technologies, Inc. and Technest Holdings, Inc. dated October 4, 2005 by and among James LLC, Southridge Partners, LP, Southshore Capital Fund, Ltd., Greenfield Capital Partners LLC, Markland Technologies, Inc. and Technest Holdings, Inc.		8-K	October 7, 2005	10.1
10.2	Form of Exchange Agreement dated October 4, 2005 between Markland Technologies, Inc. and Southridge Partners, LP.		8-K	October 7, 2005	10.3
10.3	Form of Exchange Agreement dated October 4, 2005 between Markland Technologies, Inc. and Southshore Capital Fund, Ltd. Filed herewith.		8-K	October 7, 2005	10.4
10.4	Amended Form of Exchange Agreement dated October 4, 2005 between Markland Technologies, Inc. and Southridge Partners, LP.	x

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